Innovator Nasdaq-100 Managed Floor ETF
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 95.5%		Shares	Value
Auto Manufacturers - 3.8%
Tesla, Inc. (a)		42,229	$18,175,784

Beverages - 2.3%
Coca-Cola Europacific Partners PLC (b)		58,983	5,408,741
Keurig Dr Pepper, Inc.		201,676	5,533,990
			10,942,731

Biotechnology - 2.4%
Alnylam Pharmaceuticals, Inc. (a)		6,605	2,232,886
Gilead Sciences, Inc.		64,987	9,224,905
			11,457,791

Commercial Services - 1.1%
Verisk Analytics, Inc.		23,140	5,032,024

Computers - 8.7%
Apple, Inc.		144,678	37,541,047
Western Digital Corp.		13,899	3,477,947
			41,018,994

Distribution/Wholesale - 1.2%
Fastenal Co.		126,424	5,481,745

Electric - 1.3%
Xcel Energy, Inc.		82,701	6,290,238

Engineering & Construction - 0.5%
Ferrovial SE (b)		37,247	2,532,424

Food - 0.9%
Kraft Heinz Co. (b)		181,029	4,297,628

Healthcare-Products - 1.7%
GE HealthCare Technologies, Inc. (b)		47,744	3,770,344
IDEXX Laboratories, Inc. (a)		6,655	4,461,911
			8,232,255

Internet - 21.7%
Alphabet, Inc. - Class A		60,685	20,511,530
Alphabet, Inc. - Class C		57,383	19,425,867
Amazon.com, Inc. (a)		113,301	27,112,929
AppLovin Corp. - Class A (a)		8,381	3,965,135
Meta Platforms, Inc. - Class A		29,572	21,188,338
Netflix, Inc. (a)		128,232	10,706,090
			102,909,889

Lodging - 1.5%
Marriott International, Inc./MD - Class A (b)		22,557	7,112,222

Media - 0.7%
Charter Communications, Inc. - Class A (a)(b)		15,500	3,194,860

Oil & Gas - 0.9%
Diamondback Energy, Inc.		24,426	4,004,643

Retail - 7.1%
Costco Wholesale Corp. (b)		15,653	14,717,733
Ross Stores, Inc.		31,658	5,972,282
Walmart, Inc.		109,329	13,025,457
			33,715,472

Semiconductors - 25.1% (c)
Advanced Micro Devices, Inc. (a)		50,190	11,881,479
ARM Holdings PLC - ADR (a)(b)		11,660	1,228,498
ASML Holding NV		4,987	7,096,501
Broadcom, Inc.		51,220	16,969,186
Intel Corp. (a)		152,792	7,100,244
Lam Research Corp.		71,846	16,773,167
Microchip Technology, Inc.		59,299	4,501,980
Monolithic Power Systems, Inc.		3,396	3,817,613
NVIDIA Corp.		229,055	43,779,282
NXP Semiconductors NV		24,497	5,539,752
			118,687,702

Software - 13.6%
Datadog, Inc. - Class A (a)		21,704	2,806,761
Electronic Arts, Inc.		18,296	3,730,920
Microsoft Corp.		75,025	32,282,507
Palantir Technologies, Inc. - Class A (a)		61,668	9,039,912
Paychex, Inc. (b)		47,790	4,928,583
Strategy, Inc. - Class A (a)(b)		8,726	1,306,370
Synopsys, Inc. (a)		12,267	5,705,566
Take-Two Interactive Software, Inc. (a)		19,598	4,317,439
			64,118,058

Transportation - 1.0%
Old Dominion Freight Line, Inc. (b)		27,887	4,830,028
TOTAL COMMON STOCKS (Cost $355,353,921)			452,034,488

PURCHASED OPTIONS - 1.9% (a)	Notional Amount	Contracts	Value
Put Options - 1.9%
Invesco QQQ Trust Series 1 (d)(e)(f)
Expiration: 03/31/2026; Exercise Price: $420.00	$ 112,931,592	1,816	$98,064
Expiration: 06/30/2026; Exercise Price: $495.00	112,931,592	1,816	1,067,808
Expiration: 09/30/2026; Exercise Price: $540.00	112,931,592	1,816	3,156,208
Expiration: 12/31/2026; Exercise Price: $555.00	112,931,592	1,816	4,667,120
TOTAL PURCHASED OPTIONS (Cost $14,674,518)			8,989,200

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 8.2%		Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (g)		38,920,875	38,920,875
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $38,920,875)			38,920,875

TOTAL INVESTMENTS - 105.6% (Cost $408,949,314)			499,944,563
Money Market Deposit Account - 2.7% (h)			12,570,395
Liabilities in Excess of Other Assets - (8.3)%			(39,239,716)
TOTAL NET ASSETS - 100.0%			$473,275,242

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $38,267,368.
(c)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	Exchange-traded.
(e)	100 shares per contract.
(f)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(g)	The rate shown represents the 7-day annualized yield as of January 31, 2026.
(h)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2026 was 3.45%.

Innovator Nasdaq-100 Managed Floor ETF
Schedule of Written Options
January 31, 2026 (Unaudited)

WRITTEN OPTIONS - (0.1)%	Notional Amount	Contracts	Value
Call Options - (0.1)%
NASDAQ 100 Index (a)(b)
Expiration: 02/02/2026; Exercise Price: $25,850.00	$(150,759,101)	(59)	$(96,760)
Expiration: 02/06/2026; Exercise Price: $26,300.00	(150,759,101)	(59)	(165,200)
Expiration: 02/11/2026; Exercise Price: $26,750.00	(150,759,101)	(59)	(58,410)
TOTAL WRITTEN OPTIONS (Premiums received $1,495,563)			$(320,370)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Innovator Nasdaq-100 Managed Floor ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$452,034,488	$–	$–	$452,034,488
Purchased Options	8,989,200	–	–	8,989,200
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	38,920,875
Total Investments	$461,023,688	$–	$–	$499,944,563

Liabilities:
Investments:
Written Options	$(261,960)	$(58,410)	$–	$(320,370)
Total Investments	$(261,960)	$(58,410)	$–	$(320,370)

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $38,920,875 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of January 31, 2026 (% of Net Assets)

Common Stocks	$452,034,488	95.5%
Purchased Options	8,989,200	1.9
Written Options	(320,370)	(0.1)
Investments Purchased with Proceeds from Securities Lending	38,920,875	8.2
Money Market Deposit Account	12,570,395	2.7
Liabilities in Excess of Other Assets	(38,919,346)	(8.2)
	$473,275,242	100.0%